UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  October 31, 2011

Date of reporting period:  October 31, 2011

Item 1. Reports to Stockholders.

EDGAR LOMAX VALUE FUND
Annual Report
October 31, 2011

Dear Fellow Shareholder:

The Edgar Lomax Value Fund performed in impressive fashion during the year ended October 31, 2011, outperforming each of its benchmark indexes by a wide margin (as detailed in the table below).  The Fund clearly charted its own course over the twelve-month period, nearly doubling the return of our large “value” benchmark—the S&P/Citigroup Value index (the S&P 500’s value subindex)—which, for the fifth consecutive year, took a backseat to its large “growth” counterpart.

In addition to having bucked the relatively heavier tide of money that continued to flow toward large growth stocks, the Fund’s “blue-chip” holdings also comfortably navigated an extreme up-and-down market—such that our shareholders largely sidestepped the year’s most anxious moments.  Specifically, most investors in U.S. stocks (including those in the Fund) enjoyed substantial gains in the year’s first half; however, much of the rest of the field, but not the Fund’s shareholders, saw those gains completely evaporate as the stock market relentlessly ground downward between May and September.  October’s “snapback” rally was the only thing that salvaged a positive one-year return for most investors and the major indexes.  In fact, through this past year’s first eleven months (through September 30), the Citigroup Value and S&P 500 reported respective losses of -5.11% and -2.56% while the Fund enjoyed a 3.24% year-to-date gain.  Following is a summary of average annual total returns through October 31, 2011:

	Fund	Citigroup Value	S&P 500
1-year	10.92%	5.61%	8.09%
5-year	-0.20%	-2.44%	0.25%
10-year	4.49%	3.51%	3.69%

Please note that the Fund outpaced its value index in all three periods; moreover, on top of having beaten the broad-market S&P 500 last year, the Fund is well ahead of it over the longer 10-year period.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visitingwww.edgarlomax.com. The Fund’s net expense ratio is 0.94%*, while its gross expense ratio is 1.60%.

The stock market’s volatility is likely a result of two related economic circumstances.  First, it appears possible that the U.S. economy could officially dip back into recessionary territory, or close to it.  And, second, investors fear that a worsening of the debt calamity in Europe will put undue pressure on our own indebted country—institutions, individuals and government.

* Figures are from the Fund’s prospectus dated 2/28/11. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 0.99% (excluding “Acquired Funds Fees and Expenses and extraordinary expenses”) through at least 2/29/12. In addition, the Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the Citigroup Value. While the Advisor may discontinue its voluntary waiver at any time, it has no intention of doing so.

Whatever course the economy takes, we believe the Edgar Lomax Value Fund’s portfolio is well prepared.  Our investment process continues to emphasize strong balance sheets as well as consistent and reasonably-priced earnings.  This is important to note because financially strong firms should be better able to weather a difficult economic environment like the present, and investors will likely seek out companies with substantial current earnings when markets inevitably rebound.  Our goal is to provide Fund investors with a long-term return exceeding that of the benchmarks and to provide it in as smooth a fashion as possible.  We hope you feel that, to date, we have done a good job in this respect.

The “Schedule of Investments” included in this report details our holdings.  Let’s look at how a few of them performed for us during the past year.  From a stock picker’s perspective, our single biggest victory was UnitedHealth Group—a hugely profitable enterprise that delivered solid earnings growth last year.  Its top-10 weighting in the portfolio, combined with its one-year return of 34.7%, resulted in its providing the largest single-stock contribution to the Fund’s one-year gain.  Additionally, our Energy holdings (Chevron, ConocoPhillips and Exxon Mobil), whose stellar returns we noted at mid-year, continued their fine performance.  After gaining an average 27.4% during the year ended October 31, each still sports a “bargain” price-to-earnings ratio (“P/E”) of just 9.  The nature of stock investing is that a given individual selection is not always an immediate winner.  Hewlett Packard falls into this category, having lost a third of its market value last year.  However, it remains a profitable operation with a reformulated leadership team and, with a P/E of just 8, has good potential in our view.

Once again, we greatly appreciate your investment in the Fund and trust that you are pleased with our service to date.  Meanwhile, rest assured that we will continue to extend our best efforts on your behalf.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in sales and earnings.

Investment performance reflects expense waivers in effect.  In the absence of such waivers, total return would be reduced.

The opinions expressed are those of the investment advisor, are subject to change, and forecasts made cannot be guaranteed.  Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for current Fund holdings information.

The Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of a stock by the company’s trailing 12 months’ earnings per share.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The S&P 500/Citigroup Value Index is a capitalization-weighted index of stocks in the S&P 500 Index which exhibit strong value characteristics.  You cannot invest directly in an index.

EDGAR LOMAX VALUE FUND
Comparison of the change in value of a hypothetical $10,000 investment in the Edgar Lomax Value
Fund vs. the S&P 500® Index, the S&P 500®/Citigroup Value Index, and the Lipper Large-Cap
Value Funds Index

Total Return:	One Year	Five Years²	Ten Years²

Edgar Lomax Value Fund¹	10.92%	-0.20%	4.49%
S&P 500® Index	8.09%	0.25%	3.69%
S&P 500®/Citigroup Value Index	5.61%	-2.44%	3.51%
Lipper Large-Cap Value Funds Index	4.28%	-1.59%	3.34%
Total Annual Fund Operating Expenses : 1.60%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P 500®/Citigroup Value Index is a market-value-weighted index of stocks in the S&P 500® Index which score highest based on an average of book-to-price ratio, sales-to-price ratio and earnings-to-price ratio, representing 50% of the total market value of the S&P 500® Index.

The Lipper Large-Cap Value Funds Index consists of the largest funds as tracked by Lipper, Inc. Large Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

¹ The Fund commenced operations on December 12, 1997.
² Average Annual Total Return represents the average annual change in account value over the period indicated.

EDGAR LOMAX VALUE FUND
EXPENSE EXAMPLE at October 31, 2011 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/11 – 10/31/11).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.99% per the advisory agreement. The Advisor has voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P 500® Value Index (see Note 4 of the Notes to Financial Statements). The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. If the Advisor waives advisory fees under this arrangement, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended October 31, 2011, the Fund’s aggregate annual operating expenses were 0.99%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/11	10/31/11	5/1/11 – 10/31/11

Actual	$1,000.00	$ 963.80	$4.90

Hypothetical (5% return	$1,000.00	$1,020.21	$5.04
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND
INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at October 31, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

EDGAR LOMAX VALUE FUND
SCHEDULE OF INVESTMENTS at October 31, 2011

Shares	COMMON STOCKS - 97.01%	Value
	Agencies, Brokerages, and Other Insurance Related Activities - 0.61%
4,900	MetLife, Inc.	$172,284

	Alumina and Aluminum Production and Processing - 0.39%
10,300	Alcoa, Inc.	110,828

	Beverage and Tobacco Product Manufacturing - 1.97%
10,750	Altria Group, Inc.	296,163
2,000	Coca Cola Co.	136,640
2,000	PepsiCo, Inc.	125,900
		558,703
	Building Material and Garden Equipment - 0.95%
3,800	The Home Depot, Inc.	136,040
6,300	Lowe's Companies, Inc.	132,426
		268,466
	Chemical Manufacturing - 16.81%
2,800	Abbott Laboratories	150,836
4,600	Avon Products, Inc.	84,088
19,000	Bristol-Myers Squibb Co.	600,210
1,700	Colgate Palmolive Co.	153,629
17,738	E. I. du Pont de Nemours and Co.	852,666
16,700	Johnson & Johnson	1,075,313
28,700	Merck & Co., Inc.	990,150
37,902	Pfizer, Inc.	729,992
2,100	Procter & Gamble Co.	134,379
		4,771,263
	Computer and Electronic Product Manufacturing - 8.83%
12,600	Hewlett-Packard Co.	335,286
62,700	Intel Corp.	1,538,658
14,300	Raytheon Co.	631,917
		2,505,861

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND
SCHEDULE OF INVESTMENTS at October 31, 2011, continued

Shares	COMMON STOCKS - 97.01%	Value
	Computer and Peripheral Equipment Manufacturing - 2.08%
3,200	International Business Machines Corp.	$590,816

	Depository Credit Intermediation - 0.35%
2,200	Capital One Financial Corp.	100,452

	Food Manufacturing - 6.19%
3,800	Campbell Soup Co.	126,350
11,100	HJ Heinz Co.	593,184
29,483	Kraft Foods, Inc. - Class A	1,037,212
		1,756,746
	Food Services and Drinking Places - 4.61%
14,100	McDonald's Corp.	1,309,185

	General Merchandise Stores - 2.77%
6,900	Target Corp.	377,775
12,300	Walgreen Co.	408,360
		786,135
	Health and Personal Care Stores - 6.26%
24,400	CVS Caremark Corp.	885,720
15,700	Wal-Mart Stores, Inc.	890,504
		1,776,224
	Insurance Carriers and Related Activities - 7.32%
15,000	The Allstate Corp.	395,100
35,100	UnitedHealth Group, Inc.	1,684,449
		2,079,549
	Machinery Manufacturing - 0.43%
7,300	General Electric Co.	121,983

	Medical Equipment and Supplies Manufacturing - 1.22%
10,000	Medtronic, Inc.	347,400

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND
SCHEDULE OF INVESTMENTS at October 31, 2011, continued

Shares	COMMON STOCKS - 97.01%	Value
	Metal Ore Mining - 0.51%
3,600	Freeport-McMoRan Copper & Gold, Inc.	$144,936

	Motion Picture and Video Industries - 0.86%
7,000	Time Warner, Inc.	244,930

	Petroleum and Coal Products Manufacturing - 10.31%
14,500	Chevron Corp.	1,523,225
13,000	ConocoPhillips	905,450
6,400	Exxon Mobil Corp.	499,776
		2,928,451
	Securities, Commodity Contracts, and Other Finance - 1.71%
18,300	NYSE Euronext	486,231

	Semiconductor and Other Electronic Component Manufacturing - 2.62%
24,200	Texas Instruments, Inc.	743,666

	Telecommunications - 7.35%
38,400	AT&T, Inc.	1,125,504
26,000	Verizon Communications, Inc.	961,480
		2,086,984
	Transportation & Warehousing - 0.51%
1,900	Lockheed Martin Corp.	144,210

	Transportation Equipment Manufacturing - 3.12%
8,400	The Boeing Co.	552,636
5,200	General Dynamics Corp.	333,788
		886,424

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND
SCHEDULE OF INVESTMENTS at October 31, 2011, continued

Shares	COMMON STOCKS - 97.01%	Value
	Utilities - 9.23%
14,000	American Electric Power Co., Inc.	$549,920
7,100	Entergy Corp.	491,107
12,100	Exelon Corp.	537,119
24,100	Southern Co.	1,041,120
		2,619,266

	TOTAL COMMON STOCKS (Cost $24,465,383)	27,540,993

Shares	SHORT-TERM INVESTMENTS - 3.04%	Value

863,116	Invesco STIT-STIC Prime Portfolio- Institutional Class, 0.06% (a)	863,116
	TOTAL SHORT-TERM INVESTMENTS (Cost $863,116)	863,116

	Total Investments in Securities (Cost $25,328,499) - 100.05%	28,404,109
	Other Liabilities in Excess of Assets - (0.05%)	(15,532)
	TOTAL NET ASSETS - 100.00%	$28,388,577

(a) Rate shown is the 7-day yield as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES at October 31, 2011

ASSETS
Investments in securities, at value (identified cost $25,328,499)	$28,404,109
Receivables
Dividends and interest	65,369
Fund shares sold	14,458
Prepaid expenses	6,939
Total assets	28,490,875

LIABILITIES
Payables
Fund shares redeemed	42,740
Audit fees	17,200
Administration fees	13,468
Transfer agent fees and expenses	9,641
Fund accounting fees	5,924
Advisory fees	5,833
Legal fees	3,843
Chief Compliance Officer fee	1,750
Custody fees	952
Shareholder reporting	947
Total liabilities	102,298

NET ASSETS	$28,388,577

Net asset value, offering and redemption price per share
[$28,388,577/2,732,396 shares outstanding;
unlimited number of shares (par value $0.01) authorized]
$10.39

COMPONENTS OF NET ASSETS
Paid-in capital	$28,206,189
Undistributed net investment income	557,380
Accumulated net realized loss on investments	(3,450,602)
Net unrealized appreciation on investments	3,075,610
Net assets	$28,388,577

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND
STATEMENT OF OPERATIONS - For the year ended at October 31, 2011

INVESTMENT INCOME
Dividends	$855,548
Interest	677
Total investment income	856,225

EXPENSES
Advisory fees (Note 4)	216,320
Adminstration fees (Note 4)	54,079
Transfer agent fees and expenses (Note 4)	38,406
Fund accounting fees (Note 4)	23,681
Registration fees	20,779
Audit fees	17,200
Legal fees	14,709
Chief Compliance Officer fee (Note 4)	7,000
Trustee fees	6,337
Custody fees (Note 4)	5,246
Insurance expense	3,526
Reports to shareholders	1,514
Other expenses	3,439
Total expenses	412,236
Less: advisory fee waiver (Note 4)	(144,540)
Net expenses	267,696
Net investment income	588,529

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,538,739
Net change in unrealized appreciation on investments	463,159
Net realized and unrealized gain on investments	2,001,898
Net Increase in Net Assets Resulting from Operations	$2,590,427

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$588,529	$527,625
Net realized gain on investments	1,538,739	483,553
Net change in unrealized appreciation on investments	463,159	2,281,199
Net increase in net assets resulting from operations	2,590,427	3,292,377

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(506,979)	(445,545)
Total distributions to shareholders	(506,979)	(445,545)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	1,610,342	1,155,681

Total increase in net assets	3,693,790	4,002,513

NET ASSETS
Beginning of year	24,694,787	20,692,274
End of year	$28,388,577	$24,694,787

Undistributed net investment income at end of year	$557,380	$475,830

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	$888,553	$8,869,893	$631,382	$5,711,226
Shares issued on reinvestments of distributions	51,931	506,325	50,505	444,948
Shares redeemed	(785,623)	(7,765,876)	(565,001)	(5,000,493)
Net increase	$154,861	$1,610,342	$116,886	$1,155,681

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND
FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended October 31
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$9.58	$8.41	$8.35	$14.59	$13.57

Income from investment operations:
Net investment income	0.24	0.23	0.20	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.79	1.14	0.17	(4.93)	1.23
Total from investment operations	1.03	1.37	0.37	(4.61)	1.58

Less distributions:
From net investment income	(0.22)	(0.20)	(0.31)	(0.38)	(0.26)
From net realized gain on investments	-	-	-	(1.25)	(0.30)
Total distributions	(0.22)	(0.20)	(0.31)	(1.63)	(0.56)

Net asset value, end of year	$10.39	$9.58	$8.41	$8.35	$14.59

Total return	10.92%	16.52%	5.05%	-34.86%	11.96%

Ratios/supplemental data:
Net assets, end of year (thousands)	$28,389	$24,695	$20,692	$16,603	$26,408

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.52%	1.60%	1.71%	1.60%	1.23%
After fees waived and expenses absorbed	0.99%	0.94%	0.92%	0.50%	0.50%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.65%	1.65%	1.90%	1.77%	1.64%
After fees waived and expenses absorbed	2.18%	2.31%	2.69%	2.87%	2.37%

Portfolio turnover rate	39.50%	54.45%	66.18%	62.83%	51.37%

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2011

NOTE 1	- ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund’s investment objective is to seek long-term capital growth while providing some income.  The Fund began operations on December 12, 1997.

NOTE 2	- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 – 2010, or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2011, continued

Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Regulated Investment Company Modernization Act: On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2011, continued

NOTE 3	- SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities - Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2011, continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food Services	$1,309,185	$-	$-	$1,309,185
Finance and Insurance	2,838,516	-	-	2,838,516
Information	2,331,914	-	-	2,331,914
Manufacturing	15,331,972	-	-	15,331,972
Mining	144,936	-	-	144,936
Retail Trade	2,830,825	-	-	2,830,825
Utilities	2,619,266	-	-	2,619,266
Wholesale Trade	134,379			134,379
Total Common Stocks	27,540,993	-	-	27,540,993
Short-Term Investments	863,116	-	-	863,116
Total Investments in Securities	$28,404,109	$-	$-	$28,404,109

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at October 31, 2011, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the year ended October 31, 2011.

New Accounting Pronouncement- On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

NOTE 4	- INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2011, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2011, continued

services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. Effective March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the "S&P 500 Value Index."  Through February 28, 2006, the performance of the S&P 500 Value Index was that of the S&P/Barra Value Index. Thereafter, it is the performance of the S&P 500/Citigroup Value Index (which Standard & Poor's chose to replace the S&P 500/Barra Value Index). The Advisor intends to waive a portion of its advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the year ended October 31, 2011, the Fund incurred $216,320 in advisory fees, of which the Advisor voluntarily waived $0.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.99% of average daily net assets. If the Advisor waives advisory fees under the arrangement described above, it has also agreed to absorb all expenses, other than advisory fees. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. For the year ended October 31, 2011, the Fund’s aggregate annual operating expenses were not reduced.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2011, the Advisor reduced its fees and absorbed Fund expenses in the amount of $144,540; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2012	$124,519
2013	140,136
2014	144,540
$409,195

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended October 31, 2011, the Fund incurred $54,079 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  For the year ended October 31, 2011, the Fund incurred $23,681 in fund accounting fees and $12,000 in transfer agent fees excluding transfer agency out-of-pocket expenses.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended October 31, 2011, the Fund incurred $5,246 in custody fees.

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2011, continued

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the year ended October 31, 2011, the Fund was allocated $7,000 of the Chief Compliance Officer fee.

NOTE 5	- PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $12,271,140 and $10,395,147, respectively.

NOTE 6	- INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31, 2011	Year Ended October 31, 2010
Net investment income	$506,979	$445,545

Ordinary income distributions may include short-term capital gains.

As of October 31, 2011, the components of accumulated earnings/ (losses) on a tax basis were as follows:

Cost of investments (a)	$22,445,291

Gross tax unrealized appreciation	$3,745,742
Gross tax unrealized depreciation	(786,924)
Net tax unrealized appreciation	2,958,818

Undistributed ordinary income	557,380
Undistributed long-term capital gain	-
Total distributable earnings	557,380

Other accumulated gains/(losses)	(3,333,810)
Total accumulated earnings/(losses)	$182,388

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2011, continued

(a) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2011, the Fund had capital loss carryforwards which expire as follows:

Capital Loss Carryover	Expires
$3,333,810	2017

To the extent the Fund realizes future net capital gains, the gains will be offset by any available capital loss carryforward.

EDGAR LOMAX VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Edgar Lomax Value Fund

We have audited the accompanying statements of assets and liabilities of the Edgar Lomax Value Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edgar Lomax Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 28, 2011

EDGAR LOMAX VALUE FUND
NOTICE TO SHAREHOLDERS at October 31, 2011 (Unaudited)

For the year ended October 31, 2011, the Edgar Lomax Value Fund designated $506,979 as ordinary income for purposes of the dividends paid deduction.

For the year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2011 was 100.0%.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal
Revenue Section 871(k)(2)(C) for the year ended October 31, 2011 was 0.16%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2011 is available without charge, upon request, by calling 1-866-205-0524.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

EDGAR LOMAX VALUE FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years
Sallie P. Diederich (age 61) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since January 2011.	Independent Mutual Fund Consultant, (1995 to present); Advisor Corporate Controller, Transamerica Fund Management Company (1994 to 1995); Senior Vice President, Mutual Fund and Custody Operations, Putnam Investments (1992 to 1993); Vice President and Controller, Mutual Fund Accounting, American Capital Mutual Funds (1986 to 1992).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Donald E. O’Connor (age 75) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Trustee, The Forward Funds (35 portfolios).

George J. Rebhan (age 77) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.

EDGAR LOMAX VALUE FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five
George T. Wofford (age 72) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Interested Trustee
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years
Joe D. Redwine(3) (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 44) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 50) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

EDGAR LOMAX VALUE FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Michael L. Ceccato (age 54) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).

Jeanine M. Bajczyk, Esq. (age 46) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present); Senior Counsel, Wells Fargo Funds Management, LLC (May 2005 to May 2006); Senior Counsel, Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0524.

Householding
In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0524 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, VA 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings, LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus please call 866-205-0524.
Annual Report For the year ended October 31, 2011

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2011	FYE 10/31/2010
Audit Fees	$14,300	$13,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2011	FYE 10/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2011	FYE 10/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1)  Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not   applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
                                             Douglas G. Hess, President

Date   1/4/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
                                             Douglas G. Hess, President

Date  1/4/12

By (Signature and Title)* /s/ Cheryl L. King
                                             Cheryl L. King, Treasurer

Date  1/4/12

* Print the name and title of each signing officer under his or her signature.